UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2007

PACIFIC COAST NATIONAL BANCORP

(Exact name of registrant as specified in its charter)

California	000-51960	61-1453556

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
905 Calle Amanecer, Suite 100 San Clemente, California 92673-6275
(Address of principal executive offices) (Zip Code)

(949) 361-4300
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

         The information in this Current Report and in the accompanying exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On August 7, 2007, Pacific Coast National Bancorp issued a press release announcing financial results for the quarter ended June 30, 2007. A copy of this press release is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

            (d)     The following exhibit is furnished as part of this report.

                     Exhibit 99.1        Press release dated August 7, 2007

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PACIFIC COAST NATIONAL BANCORP
Dated: August 9, 2007	By:	/s/ Michael Hahn
	Name:	Michael Hahn
	Title:	President

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Index to Exhibits

Exhibit Number	Exhibit Title
99	Press release dated August 7, 2007

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